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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 14, 2005

                              CROSSTEX ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                   000-50536               52-2235832
-------------------------------       ------------         -------------------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)         Identification No.)

            2501 CEDAR SPRINGS, SUITE 100
                    DALLAS, TEXAS                                75201
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       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (214) 953-9500


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        Stephen A. Wells has informed Crosstex Energy, Inc. (the "Registrant") that, effective as of December 31, 2005, he will resign from the Registrant's Board of Directors. Mr. Wells is resigning to pursue other personal and professional opportunities and his resignation is not due to any disagreements with the Registrant.

ITEM 7.01.    REGULATION FD DISCLOSURE.

        On November 14, 2005, the Registrant issued a press release announcing the departure of Stephen A. Wells from its Board of Directors, effective as of December 31, 2005. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 5.02 and in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

        (d)   Exhibits.

        In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of the Exchange Act.

        EXHIBIT
        NUMBER      DESCRIPTION
        -------     --------------------------------------
        99.1     -- Press release dated November 14, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CROSSTEX ENERGY, INC.


Date: November 14, 2005                        By:  /s/ William W. Davis
                                                    ----------------------------
                                                    William W. Davis
                                                    Executive Vice President and
                                                    Chief Financial Officer

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                                INDEX TO EXHIBITS

        EXHIBIT
        NUMBER      DESCRIPTION
        -------     -------------------------------------
        99.1     -- Press Release dated November 14, 2005

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